                                                                    Exhibit 10.5

NATIONSBANK OF TENNESSEE, N.A.

FIRST MODIFICATION OF SECOND AMENDED AND RESTATED LOAN AGREEMENT

     THIS FIRST MODIFICATION OF SECOND AMENDED AND RESTATED LOAN AGREEMENT ("First Modification") made and entered into as of the 15th day of September, 1998, by and among NATIONSBANK OF TENNESSEE, N.A., a national banking association ("Bank"), and SCB COMPUTER TECHNOLOGY, INC., a Tennessee corporation, DELTA SOFTWARE SYSTEMS, INC., a Tennessee corporation, TMR ACQUISITION, INC., a Tennessee corporation, PARTNERS CAPITAL GROUP, INC., a California corporation, and PARTNERS RESOURCES, INC., an Arizona corporation (collectively "Borrower").

                                   RECITALS:

          A. Borrower has previously obtained from Bank a revolving term loan facility (the "Revolving Loan") in the principal amount of $30,000,000.

          B. The terms and conditions of the Revolving Loan are set forth in that certain Second Amended and Restated Loan Agreement dated July 31, 1998, (hereinafter as hereafter modified or amended collectively referred to as the "Agreement").

          C. Borrower has asked Bank, and Bank has agreed, to make certain modifications to the Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the Revolving Loan from Bank to Borrower and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, Bank and Borrower agree as follows:

          1. Section 5.A. of the Agreement is hereby deleted in its entirety and substituted in its place thereof shall be the following:

          A. CAPITAL EXPENDITURES. Other than in connection with the purchase of the Equipment Upgrade, as defined in the First Amendment, make capital expenditures during any four quarter period on a trailing four quarter basis exceeding in the aggregate a number which is equal to twenty-five percent (25%) of the Net Income from such four quarter period. Expenditures for computer equipment which Borrower then leases to a third party under a true or capital lease shall be excluded from capital expenditures but shall be subject to the restriction on computer equipment expenditures contained in Section 5.B. below.

          2. Section 5.B. of the Agreement is hereby deleted in its entirety and substituted in place thereof shall be the following:

     B. COMPUTER EQUIPMENT EXPENDITURES. Make expenditures for the acquisition of computer equipment which Borrower then leases to a third party under a true lease or capital lease during any four quarter period on a trailing four quarter basis exceeding in the aggregate a number which is equal to twenty-five percent (25%) of the Net Income from such four quarter period. Expenditures for computer equipment which Borrower than leases shall be expenditures for the acquisition of computer equipment only to the extent of the residual value of the lease. The residual value of the lease shall be defined as the cost of the computer equipment less the proceeds received by the Borrower from a substantially simultaneous non-recourse loan relating to the computer equipment and the lease thereof. If any non-recourse loan results in proceeds which exceed the cost of the related computer equipment, such excess proceeds shall not reduce the amount of expenditures for the acquisition of computer equipment.

     3..Section 5.F. of the Agreement is deleted in its entirety and substituted in place thereof shall be the following:

     F. EXTENSIONS OF CREDIT. Other than loans to Subsidiaries, make or permit any Subsidiary to make loans or advances in excess of One Million and No/100 Dollars ($1,000,000.00) in the aggregate outstanding at any time prior to October 15, 1998, at which time the maximum aggregate amount outstanding at any time shall be reduced to Five Hundred Thousand and No/100 Dollars
($500,000.00), or make any capital contribution to, or participate as a partner or joint venturer with any Person, except for extensions of credit to employees in the normal course of Borrower's business, and except for the purchase of direct obligations of the United States or any agency thereof with maturities of less than one year, or obligations of Bank or any subsidiary thereof. Any aggregate amount of such loans made by Borrower in excess of Five Hundred Thousand and No/100 Dollars($500,000.00) must be personally guaranteed by Ben
C. Bryant, Jr., and T. Scott Cobb.

     4. Borrower will pay Bank a structuring fee of Twenty Thousand and No/100 Dollars ($20,000.00) upon the execution of this First Modification.

     5. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN A ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE

"SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF MEMPHIS, TENNESSEE, AT TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR, IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

     B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS ARBITRATION PROVISION; OR
(II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C.
SECTION 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

     6. NOTICE OF FINAL AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties with respect to modifications of documents provided for herein and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this First Modification of Second Amended and Restated Loan Agreement as of the date first above written.

BORROWER:                                    BANK:

SCB COMPUTER TECHNOLOGY, INC.                NATIONSBANK OF TENNESSEE, N.A.

By: /s/ Gary E. McCarter                     By:
    -------------------------------              -------------------------------

Name: Gary E. McCarter                       Name:
      -----------------------------                -----------------------------

Title: Chief Financial Officer               Title:
       ----------------------------                 ----------------------------



Attest: /s/ Gordon Bateman
        ---------------------------

Name: Gordon Bateman
      -----------------------------

Title: Secretary
       ----------------------------



DELTA SOFTWARE SYSTEMS, INC.

By: /s/ Gary E. McCarter
    -------------------------------

Name: Gary E. McCarter
      -----------------------------

Title: Chief Financial Officer
       ----------------------------



Attest: /s/ Gordon Bateman
        ---------------------------

Name: Gordon Bateman
      -----------------------------

Title: Secretary
       ----------------------------

TMR ACQUISITION, INC.

BY: /s/ Gary E. McCarter
    -------------------------------

Name: Gary E. McCarter
      -----------------------------

Title: Chief Financial Officer
       ----------------------------



Attest: /s/ Gordon Bateman
        ---------------------------

Name: Gordon Bateman
      -----------------------------

Title: Secretary
       ----------------------------



PARTNERS CAPITAL GROUP, INC.

BY: /s/ Gary E. McCarter
    -------------------------------

Name: Gary E. McCarter
      -----------------------------

Title: Chief Financial Officer
       ----------------------------



Attest: /s/ Gordon Bateman
        ---------------------------

Name: Gordon Bateman
      -----------------------------

Title: Secretary
       ----------------------------

PARTNERS RESOURCES, INC.

BY: /s/ Gary E. McCarter
    -------------------------------

Name: Gary E. McCarter
      -----------------------------

Title: Chief Financial Officer
       ----------------------------



Attest: /s/ Gordon Bateman
        ---------------------------

Name: Gordon Bateman
      -----------------------------

Title: Secretary
       ----------------------------

NATIONSBANK OF TENNESSEE, N.A.

                     SECOND MODIFICATION OF SECOND AMENDED
                          AND RESTATED LOAN AGREEMENT

     THIS SECOND MODIFICATION OF SECOND AMENDED AND RESTATED LOAN AGREEMENT ("Second Modification") made and entered into as of the 20th day of May, 1999, by and among NATIONSBANK, N.A., a national banking association ("Bank"), and SCB COMPUTER TECHNOLOGY, INC., a Tennessee corporation, DELTA SOFTWARE SYSTEMS, INC., a Tennessee corporation, TECHNOLOGY MANAGEMENT RESOURCES, INC. f/k/a TMR ACQUISITION, INC., a Tennessee corporation, PARTNERS CAPITAL GROUP, INC., a California corporation, and PARTNERS RESOURCES, INC., an Arizona corporation (collectively "Borrower").

                                   RECITALS:

          A. Borrower has previously obtained from Bank a revolving term loan facility (the "Revolving Loan") in the principal amount of $30,000,000 and a term loan facility (the "Term Loan") in the principal amount of $15,000,000.

          B. The terms and conditions of the Revolving Loan and the Term Loan are set forth in that certain Second Amended and Restated Loan Agreement dated July 31, 1998, as modified by that certain First Modification of Second Amended and Restated Loan Agreement dated September 15, 1998 (hereinafter modified or amended collectively referred to as the "Agreement").

          C. Borrower has asked Bank for a short-term loan in the principal amount of $7,000,000 and Bank is willing to make such short-term loan to Borrower.

          D. Borrower has asked Bank, and Bank has agreed, to make certain modifications to the Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, Bank and Borrower agree as follows:

     1. Section 1.K. of the Agreement is hereby deleted in its entirety and substituted in place thereof shall be the following:

          K. LOANS: The Revolving Loan, the Term Loan and the Short-Term Loan and any subsequent loan which states that it is subject to this Agreement.

     2. Section 1.X. of the Agreement is hereby deleted in its entirety and substituted in place thereof shall be the following:

          X.  NOTES: The Revolving Note, the Term Note and the Short-Term Note.

     3. Section 1 of the Agreement is hereby amended to add the following terms:

          Z. SHORT-TERM LOAN: The Short-Term Loan as described in Section 2 hereof.

          AA.  SHORT-TERM NOTE: The promissory note evidencing the Short-Term
     Loan.

     4. Section 2 of the Agreement is hereby amended to add the following paragraphs:

          C. SHORT-TERM LOAN. Bank hereby agrees to make a short-term loan to Borrower in the principal amount of Seven Million and no/100 Dollars ($7,000,000.00). The obligation to repay the Short-Term Loan is evidenced by a promissory note dated May 20, 1999, (the promissory note together with any and all renewals, extensions or rearrangements thereof being hereafter collectively referred to as the "Short-Term Note") having a maturity date, repayment terms and interest rate as set forth in the Short-Term Note.

               (i) PURPOSE. The Short-Term Loan shall be used by Borrower for general corporate purposes.

               (ii) COLLATERAL. The Short-Term Loan shall be secured by the Collateral described in the Security Agreement.

     5. Section 4.A.i. is deleted in its entirety and substituted in place thereof shall be the following:

          i. Maintain a ratio of Funded Debt to EBITDA of 2.75 to 1.0 or less; and on October 31, 1998, and thereafter until July 31, 1999, maintain a ratio of Funded Debt to EBITDA of 2.50 to 1.0 or less; and on July 31, 1999, and thereafter maintain a ratio of Funded Debt to EBITDA of
          2.00 to 1.0 or less.

     6. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF

PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S/ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON AN ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

          A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF MEMPHIS, TENNESSEE, AT TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

          B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS ARBITRATION PROVISION; OR (II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SECTION .91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

     7. NOTICE OF FINAL AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties with respect to modifications of documents provided for herein and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter.



                           [INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Second Modification of Second Amended and Restated Loan Agreement as of the date first above written.

BORROWER:                                    BANK:

SCB COMPUTER TECHNOLOGY, INC.                NATIONSBANK, N.A.

By: /s/ Gary E. McCarter                     By: /s/ Michael R. Grick
  ---------------------------------             ------------------------------

Name: Gary E. McCarter                       Name: Michael R. Grick
     ------------------------------               ----------------------------

Title: Chief Financial Officer               Title: Vice President
      -----------------------------                ---------------------------


By: /s/ Gordon Bateman
  ---------------------------------

Name: Gordon Bateman
     ------------------------------

Title: Chief Administrative Officer
      -----------------------------


DELTA SOFTWARE SYSTEMS, INC.

By: /s/ Gary E. McCarter
  ---------------------------------

Name: Gary E. McCarter
     ------------------------------

Title: Chief Administrative Officer
      -----------------------------

TECHNOLOGY MANAGEMENT RESOURCS, INC.
f/k/a TMR ACQUISITION, INC.

By: /s/ Gary E. McCarter
  ---------------------------------

Name: Gary E. McCarter
     ------------------------------

Title: Chief Financial Officer
      -----------------------------


By: /s/ Gordon Bateman
  ---------------------------------

Name: Gordon Bateman
     ------------------------------

Title: Chief Administrative Officer
      -----------------------------


PARTNERS CAPITAL GROUP, INC.

By: /s/ Gary E. McCarter
  ---------------------------------

Name: Gary E. McCarter
     ------------------------------

Title: Chief Financial Officer
      -----------------------------


By: /s/ Gordon Bateman
  ---------------------------------

Name: Gordon Bateman
     ------------------------------

Title: Chief Administrative Officer
      -----------------------------

PARTNERS RESOURCES, INC.

By: /s/ Gary E. McCarter
  ---------------------------------

Name: Gary E. McCarter
     ------------------------------

Title: Chief Financial Officer
      -----------------------------


DELTA SOFTWARE SYSTEMS, INC.

By: /s/ Gordon Bateman
  ---------------------------------

Name: Gordon Bateman
     ------------------------------

Title: Chief Administrative Officer
      -----------------------------

                                SHORT-TERM LOAN
                                PROMISSORY NOTE

May 20, 1999             $7,000,000.00             Maturity Date: June 21, 1999

Bank:                         Borrower:

NationsBank, N.A.             SCB Computer Technology, Inc.
6060 Poplar Avenue            Delta Software Systems, Inc.
Memphis, TN 38119             Technology Management Resources, Inc. f/k/a
                               TMR Acquisition, Inc.
                              Partners Capital Group, Inc.
                              Partners Resources, Inc.
                              1365 Brierbrook Road
                              Germantown, TN 38138



FOR VALUE RECEIVED, the undersigned Borrower unconditionally (and jointly and severally, if more than one) promises to pay to the order of Bank, its successors and assigns, without set off, at its offices indicated at the beginning of this Note, or at such other place as may be designated by Bank, the principal amount of Seven Million and No/100 Dollars ($7,000,000.00) in immediately available funds as set forth in that certain Second Amended and Restated Loan Agreement dated July 31, 1998, as later modified by that certain First Modification of Second Amended and Restated Loan Agreement dated September 15, 1998, and by that certain Second Modification of Second Amended and Restated Loan Agreement of even date herewith (collectively the "Loan Agreement"), together with interest computed daily on the outstanding principal balance hereunder, at an annual interest rate, and in accordance with the payment schedule, indicated below.

1. RATE. The unpaid principal balance of this Note from day to day outstanding which is not past due shall bear interest at a rate per annum equal to Six and 42/100ths percent (6.42%).

The term "Maximum Rate" as used in this Note means the maximum nonusurious rate of interest per annum permitted by whichever of applicable United States federal law or the law of the state of Tennessee permits the higher interest rate, including to the extent permitted by applicable law, any amendments thereof hereafter or any new law hereafter coming into effect to the extent a higher Maximum Rate is permitted thereby. The Maximum Rate shall be applied by taking into account all amounts characterized by applicable law as interest on the debt evidenced by this Note, so that the aggregate of all interest does not exceed the maximum nonusurious amount permitted by applicable law.

Notwithstanding any provision of this Note, Bank does not intend to charge and Borrower shall not be required to pay any amount of interest or other charges in excess of the Maximum Rate; if any higher rate ceiling is lawful, then that higher rate ceiling shall apply. Any payment in excess of such Maximum Rate shall be refunded to Borrower or credited against principal, at the option of Bank.

2. ANNUAL BASIS OR ACCRUAL METHOD. "Annual Basis" means computation of interest at the Rate set forth above using a 365/360 day method (a daily amount of interest is computed for a hypothetical year of 360 days; that amount is multiplied by the actual number of days for which any principal is outstanding hereunder).

3. PAYMENT SCHEDULE. All principal and interest thereon shall be due and payable on June 21, 1999. All payments received hereunder shall be applied first to the payment of any expense or charges payable hereunder or under any other loan documents executed in connection with this Note, then to interest due and payable, with the balance applied to principal, or in such other order as Bank shall determine at its option.

4. WAIVERS, CONSENTS AND COVENANTS. Borrower, any indorse or guarantor hereof, or any other party hereto (individually an "Obligor" and collectively "Obligors") and each of them jointly and severally: (a) waive presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to any Obligor in connection with the delivery, acceptance, performance, default or enforcement of this Note, any indorsement or guaranty of this Note, or any other documents executed in connection with this Note or any other note or other loan documents now or hereafter executed in connection with any obligation of Borrower to Bank (the "Loan Documents"); (b) consent to all delays, extensions, renewals or, in the case of any guarantor, other modifications of this Note or the Loan Documents, or waivers of any term hereof or of the Loan Documents, or release or discharge by Bank of any of Obligors, or release, substitution or exchange of any security for the payment hereof, or the failure to act on the part of Bank, or any indulgence shown by Bank (without notice to or further assent from any of Obligors), and agree that no such action, failure to act or failure to exercise any right or remedy by Bank shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, under any indorsement or guaranty of this Note or under any of the Loan Documents; and (c) agree to pay, on demand, all costs and expenses of collection or defense of this Note or of any indorsement or guaranty hereof and/or the enforcement or defense of Bank's rights with respect to, or the administration, supervision, preservation, or protection of, or realization upon, any property securing payment hereof, including, without limitation, reasonable attorney's fees, including fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings of other proceeding, in such amount as may be determined reasonable by any arbitrator or court, whichever is applicable.

5. PREPAYMENTS. Prepayments may be made in whole or in part at any time without penalty.

6. DELINQUENCY CHARGE. To the extent permitted by law, a delinquency charge may be imposed in an amount not to exceed four percent (4%) of any payment that is more than fifteen (15) days late.

7. EVENTS OF DEFAULT. The following are events of default hereunder: (a) the failure to pay or perform any obligation, liability or indebtedness of any Obligor to Bank, or to any affiliate or subsidiary of NationsBank Corporation, whether under this Note, the Loan Agreement, or any of the other Loan Documents, within fifteen (15) days of the date when due (whether upon demand, at maturity or by acceleration); (b) the failure to pay or perform any other material obligation, liability or indebtedness of any Obligor to any other party; (c) the commencement of a proceeding against any Obligor for dissolution or liquidation, the voluntary or involuntary termination or dissolution of any Obligor for dissolution or liquidation, the voluntary or involuntary termination or dissolution of any Obligor or the merger or consolidation of any Obligor with or into another entity; (d) the insolvency of, the business failure of, the appointment of a custodian, trustee, liquidator or receiver for or for any of the property of, the assignment for the benefit of creditors by, or the filing of a petition under bankruptcy, insolvency or debtor's relief law or the filing of a petition for any adjustment of indebtedness, composition or extension by or against any Obligor; (e) the determination by Bank that any representation or warranty made to Bank by any Obligor in any Loan Documents or otherwise is or was, when it was made, untrue or materially misleading; (f) the failure of any Obligor to timely deliver such financial statements, including tax returns, other statements of condition or other information, as Bank shall request from time to time; or (g) the seizure of forfeiture of, or the issuance of any writ of possession, garnishment or attachment, or any turnover order for any property of any Obligor.

8. REMEDIES UPON DEFAULT. Whenever there is a default under this Note (a) the entire balance outstanding hereunder and all other obligations of any Obligor to Bank (however acquired or evidenced) shall, at the option of Bank, become immediately due and payable and any obligation of Bank to permit further borrowing under this Note shall immediately cease and terminate, and/or (b) to the extent permitted by law, the Rate of interest on the unpaid principal shall be increased at Bank's discretion up to the Maximum Rate, or if none, 25% per annum (the "Default Rate"). The provisions herein for a Default Rate shall not be deemed to extend the time for any payment hereunder or to constitute a "grace period" giving Obligors a right to cure any default. At Bank's option, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of the Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the Default Rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Upon a default under this Note, Bank is hereby authorized at any time, at its option and without notice or demand, to set off and charge against any deposit accounts of any Obligor, (as well as any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of any Obligor), which at any time shall come into the possession or custody or under the control of Bank or any of its agents, affiliates or correspondents, any and all obligations due hereunder. Additionally, Bank shall have all rights and remedies available under each of the Loan Documents, as well as all rights and remedies available at law or in equity.

9. NON-WAIVER. The failure at any time of Bank to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of Bank shall be cumulative and may be pursued singly, successively or together, at the option of Bank. The acceptance by Bank of any partial payment shall not constitute a waiver of any default or of any of Bank's rights under this Note. No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Obligors to Bank in any other respect at any other time.

10. APPLICABLE LAW, VENUE AND JURISDICTION. This Note and the rights and obligations of Borrower and Bank shall be governed by and interpreted in accordance with the law of the State of Tennessee. In any litigation in connection with or to enforce this Note or any indorsement or guaranty of this Note or any Loan Documents, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of Tennessee or the United States located within the State of Tennessee and expressly waive any objections as to venue in any such courts. Nothing contained herein shall, however, prevent Bank from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available under applicable law.

11. PARTIAL INVALIDITY. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

12. BINDING EFFECT. This Note shall be binding upon and inure to the benefit of Borrower, Obligors and Bank and their respective successors, assigns, heirs and personal representatives, provided, however, that no obligations of Borrower or Obligors hereunder can be assigned without prior written consent of Bank.

13. CONTROLLING DOCUMENT. To the extent that this Note conflicts with or is in any way incompatible with any other document related specifically to the loan evidenced by this Note, this Note shall control over any other such document, and if this Note does not address an issue, then each other such document shall control to the extent that it deals most specifically with an issue.

14. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S.") AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO)

SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR
(C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

Borrower represents to Bank that the proceeds of this loan are to be used primarily for business, commercial or agricultural purposes. Borrower acknowledges having read and understood, and agrees to be bound by, all terms and conditions of this Note.

NOTICE OF FINAL AGREEMENT. THIS WRITTEN PROMISSORY NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


SCB COMPUTER TECHNOLOGY, INC.                     DELTA SOFTWARE SYSTEMS, INC.
By: /s/ Gary E. McCarter                          By: /s/ Gary E. McCarter
   --------------------------------                   -------------------------------
Name: Gary E. McCarter                            Name: Gary E. McCarter
      -----------------------------                          ------------------------
Title: Chief Financial Officer                    Title: Chief Financial Officer
       ----------------------------                           -----------------------
By: /s/ Gordon Bateman                            By: /s/ Gordon Bateman
   --------------------------------                  --------------------------------
Name: Gordon Bateman                              By: Gordon Bateman
      -----------------------------                        --------------------------
Title: Chief Administrative Officer               Title: Chief Administrative Officer
       ----------------------------                      ----------------------------

TECHNOLOGY MANAGEMENT RESOURCES, INC. f/k/a
TMR ACQUISITION, INC.                             PARTNERS CAPITAL GROUP, INC.
By: /s/ Gary E. McCarter                          By: /s/ Gary E. McCarter
   --------------------------------                  --------------------------------
Name: Gary E. McCarter                            Name: Gary E. McCarter
      -----------------------------                          ------------------------
Title: Chief Financial Officer                    Title: Chief Financial Officer
       ----------------------------                           -----------------------
By: /s/ Gordon Bateman                            By: /s/ Gordon Bateman
   --------------------------------                  --------------------------------
Name: Gordon Bateman                              By: Gordon Bateman
      -----------------------------                        --------------------------
Title: Chief Administrative Officer               Title: Chief Administrative Officer
       ----------------------------                      ----------------------------


PARTNERS RESOURCES, INC.
By: /s/ Gary E. McCarter
   --------------------------------
Name: Gary E. McCarter
      -----------------------------
Title: Chief Financial Officer
       ----------------------------
By: /s/ Gordon Bateman
   --------------------------------
Name: Gordon Bateman
      -----------------------------

NATIONSBANK, N.A.


                      THIRD MODIFICATION OF SECOND AMENDED
                          AND RESTATED LOAN AGREEMENT

     THIS THIRD MODIFICATION OF SECOND AMENDED AND RESTATED LOAN AGREEMENT ("Section Modification") made and entered into as of the 21st day of June, 1999, by and among NATIONSBANK, N.A., a national banking association ("Bank"), and SCB COMPUTER TECHNOLOGY, INC., a Tennessee corporation, DELTA SOFTWARE SYSTEMS, INC., a Tennessee corporation, TECHNOLOGY MANAGEMENT RESOURCES, INC. f/k/a TMR ACQUISITION, INC., a Tennessee corporation, PARTNERS CAPITAL GROUP, INC., a California corporation, and PARTNERS RESOURCES, INC., an Arizona corporation (collectively "Borrower").

                                   RECITALS:

     A. Borrower has previously obtained from Bank a revolving term loan facility (the "Revolving Loan") in the principal amount of $30,000,000 and a term loan facility (the "Term Loan") in the principal amount of $15,000,000 and a short-term loan (the "Short-Term Loan") in the principal amount of $7,000,000.

     B. The terms and conditions of the Revolving Loan and the Term Loan are set forth in that certain Second Amended and Restated Loan Agreement dated July 31, 1998, as modified by that certain First Modification of Second Amended and Restated Loan Agreement dated September 15, 1998, and by that certain Second Modification of Second Amended and Restated Loan Agreement dated May 20, 1999 (hereinafter as hereafter modified or amended collectively referred to as the "Agreement").

     C. Borrower has asked Bank for an additional short-term loan in the principal amount of $7,000,000 the proceeds of which will be used to repay the Short-Term Loan and Bank is willing to make such additional short-term loan to Borrower pursuant to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, Bank and Borrower agree as follows:

     1. Section 1.K. of the Agreement is hereby deleted in its entirety and substituted in place thereof shall be the following:

          K. LOANS: The Revolving Loan, the Term Loan, the Short-Term Loan and the Replacement Short-Term Loan and any subsequent loan which states that it is subject to this Agreement.

         2. Section 1.X. of the Agreement is hereby deleted in its entirety and substituted in place thereof shall be the following:

                  X. Notes: The Revolving Note, the Term Note, the Short-Term Note and the Replacement Short-Term Note.

         3. Section 1 of the Agreement is hereby amended to add the following terms:

                  BB.      REPLACEMENT SHORT-TERM LOAN. The Replacement Short-
         Term Loan as described in Section 2 hereof.

                  CC.      REPLACEMENT SHORT-TERM LOAN. The promissory note
         evidencing the Replacement Short-Term Loan.

         4. Section 2 of the Agreement is hereby amended to add the following paragraphs:

                  C. REPLACEMENT SHORT-TERM LOAN. Bank hereby agrees to make a short-term loan to Borrower in the principal amount of Seven Million and no/100 Dollars ($7,000,000.00). The obligation to repay the Replacement Short-Term Loan is evidenced by a promissory note dated June 21, 1999, (the promissory note together with any and all renewals, extensions or rearrangements thereof being hereafter collectively referred to as the "Replacement Short-Term Note") having a maturity date, repayment terms and interest rate as set forth in the Replacement Short-Term Note.

                           (i) PURPOSE. The Replacement Short-Term Loan shall be used by Borrower to repay the Short-Term Loan.

                           (ii) COLLATERAL. The Replacement Short-Term Loan shall be secured by the Collateral described in the Security Agreement.

                           (iii) EXTENSION FEE. Borrower will pay an extension fee of Fifty-Two Thousand Five Hundred and no/100 ($52,500.00) on the maturity date of the Replacement Short-Term Note; provided, however, this fee shall be waived should Borrower repay the Replacement Short-Term Note through an extension of credit arranged or provided by Bank.

         5. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING

ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF MEMPHIS, TENNESSEE, AT TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

         B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS ARBITRATION PROVISION; OR
(II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C.
SECTION 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

     6. NOTICE OF FINAL AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties with respect to modifications of documents provided for herein and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Third Modification of Second Amended and Restated Loan Agreement as of the date first above written.

BORROWER:                                    BANK:

SCB COMPUTER TECHNOLOGY, INC.                NATIONSBANK, N.A.

By: /s/ Gary E. McCarter                     By:
    -------------------------------             -------------------------

Name: Gary E. McCarter                       Name:
      -----------------------------               -----------------------

Title: Chief Financial Officer               Title:
       ----------------------------                ----------------------


By: /s/ Gordon Bateman
    -------------------------------

Name: Gordon Bateman
      -----------------------------

Title: Chief Administrative Officer
       ----------------------------


DELTA SOFTWARE SYSTEMS, INC.

By: /s/ Gary E. McCarter
    -------------------------------

Name: Gary E. McCarter
      -----------------------------

Title: Chief Financial Officer
       ----------------------------


By:    /s/ Gordon Bateman
    -------------------------------

Name:  Gordon Bateman
      -----------------------------

Title: Chief Administrative Officer
       ----------------------------

TECHNOLOGY MANAGEMENT RESOURCES, INC.
f/k/a TMR ACQUISITION, INC.


By: /s/ Gary E. McCarter
    -------------------------------

Name: Gary E. McCarter
      -----------------------------

Title: Chief Financial Officer
       ----------------------------


By:    /s/ Gordon Bateman
    -------------------------------

Name:  Gordon Bateman
      -----------------------------

Title: Chief Administrative Officer
       ----------------------------


PARTNERS CAPITAL GROUP, INC.

By: /s/ Gary E. McCarter
    -------------------------------

Name: Gary E. McCarter
      -----------------------------

Title: Chief Financial Officer
       ----------------------------


By:    /s/ Gordon Bateman
    -------------------------------

Name:  Gordon Bateman
      -----------------------------

Title: Chief Administrative Officer
       ----------------------------

PARTNERS RESOURCES, INC.

By: /s/ Gary E. McCarter
    -------------------------------

Name: Gary E. McCarter
      -----------------------------

Title: Chief Financial Officer
       ----------------------------


By:    /s/ Gordon Bateman
    -------------------------------

Name:  Gordon Bateman
      -----------------------------

Title: Chief Administrative Officer
       ----------------------------